UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2022

NERDWALLET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40994	45-4180440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hawthorne Street, 11th Floor
San Francisco, California 94105
(Address of principal executive offices, including zip code)

(415) 549-8913
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	NRDS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Explanatory Note
This Amendment No. 1 to Current Report on Form 8-K/A (this Amendment) amends the Current Report on Form 8-K filed by NerdWallet, Inc. (NerdWallet or the Company) with the Securities and Exchange Commission on July 13, 2022 (the Original Form 8-K). In the Original Form 8-K, the Company disclosed its expectation that Kelly Gillease would serve as a consultant to the Company following her departure as the Company’s Chief Marketing Officer. This Amendment amends the Original Form 8-K solely to provide the terms of such consulting arrangement.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed on July 13, 2022, Kelly Gillease stepped down from her position as Chief Marketing Officer of NerdWallet effective October 1, 2022 (the Termination Date). On the Termination Date, the Company and Ms. Gillease entered into a Consulting Services Agreement (the Consulting Agreement), pursuant to which Ms. Gillease will serve as a consultant to NerdWallet for one year following the Termination Date (the Transition Period) to support a smooth transition.
As consideration for such ongoing services provided pursuant to the Consulting Agreement, the Company will pay Ms. Gillease an aggregate retainer fee of $255,000, paid ratably in equal monthly installments during the Transition Period. Ms. Gillease’s outstanding stock option and restricted stock unit awards will continue to vest in accordance with the terms and conditions of the applicable award agreements so long as Ms. Gillease is rendering services to NerdWallet pursuant to and in accordance with the Consulting Agreement. The Consulting Agreement also includes customary provisions including intellectual property assignment and confidentiality requirements.
The foregoing description is only a summary of the Consulting Agreement and does not purport to be complete and is subject to, and is qualified in its entirety by, reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Consulting Services Agreement by and between NerdWallet, Inc. and Kelly Gillease
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NERDWALLET, INC.

Date:	October 3, 2022	By:	/s/ Ekumene M. Lysonge
Ekumene M. Lysonge
General Counsel and Corporate Secretary